UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 4, 2022

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. Borges has informed the Board of Directors (the “Board”) of Jefferies Financial Group Inc. (the “Company”) of his decision not to stand for re-election on the Jefferies Board and will cease his service effective March 28, 2022.

(d) On January 10, 2022, the Board of the Company elected Thomas W. Jones to the Board effective March 28, 2022. The Board has determined Mr. Jones is an independent director under applicable Securities and Exchange Commission and New York Stock Exchange rules. As of the date of this report, the Board has not yet appointed Mr. Jones to any Board committees. Mr. Jones will receive compensation consistent with that received by the Company’s other non-employee directors.

Mr. Jones is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Jones and any other person pursuant to which Mr. Jones was elected to the Board.

Item 7.01	Regulation FD Disclosure

On January 10, 2022, the Company issued a press release announcing the changes to the Board effective March 28, 2022, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided in this Item 7.01, including exhibits hereto, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit Number	Description

99.1	Press release, dated January 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2022	JEFFERIES FINANCIAL GROUP INC.

/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and General Counsel